Exhibit 10.4

               AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT
                                (Amendment No. 6)

This Amendment to Business Credit and Security Agreement ("Amendment") is made by and among Deutsche Financial Services Corporation ("DFS"), Elcom Services Group, Inc. ("Elcom Services"), and elcom.com, inc. ("elcom.com") (Elcom Services and elcom.com are referred to herein collectively as "Borrower"). This Amendment hereby supercedes and replaces in its entirety any prior Amendment No. 6 dated the date hereof.

         WHEREAS, DFS and Borrower are parties to that certain Business Credit and Security Agreement dated March 1, 1997, as amended ("Agreement"); and

         WHEREAS, DFS and Borrower desire to amend the Agreement as provided herein.

         NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS and Borrower agree as follows:

         1. Definitions/Elcom Group. The following definition shall be added to the Agreement as if originally set forth therein:

               "Elcom Group" shall mean Elcom and all of the subsidiaries of Elcom including, without limitation, Elcom Services, elcom.com, Elcom International Limited, a corporation organized and existing under the laws of the United Kingdom, and all of the subsidiaries of Elcom International Limited.

         2. Reports. Section 3.12(a) is hereby deleted in its entirety and replaced with the following:

               "(a) Weekly Reports. Borrower agrees to provide DFS with a report each week, or more frequently if requested by DFS, in such form as is satisfactory to DFS, including supporting information regarding, but not limited to, a Borrowing Base Certificate, the current value of Borrower's liquid assets and the current amounts outstanding under each of Borrower's lines of credit (including the Credit Facility) (the "Weekly Report"). The Weekly Report will be received by DFS each Thursday after the date of the Agreement by noon (in the event that DFS is not open for business on a Thursday then the Weekly Report will be due by noon of the next business day that DFS is open for business), or more frequently if so requested by DFS."

         3. Financial Covenants. Sections 9.3.1(a), 9.3.1(b) and 9.3.1(c) are hereby deleted in their entirety and replaced with the following:

               (a) Borrower agrees that on a consolidated basis with the Elcom Group, it will at all times maintain the following:
                    (i) a Tangible Net Worth plus Subordinated Debt in the combined amount of not less than Thirty-Five Million Dollars ($35,000,000.00);

                    (ii) a ratio of Debt to Tangible Net Worth plus Subordinated
                         Debt of not more than Three and one-half to one (3.5:1.0);
               (b) Borrower agrees that on a consolidated basis with the Elcom Group, it will achieve, as of each fiscal quarter-end commencing with the fiscal quarter ending March 31, 2001, before tax income, excluding any expense charges relating to the Intangibles, as determined in accordance with GAAP, of not less than one dollar ($1.00); and
               (c) Borrower agrees that it will achieve before tax income in the amounts set forth in the letter agreement between Borrower and DFS dated as of June 12, 2000.

                  The paragraph beginning "For purposes of this paragraph" shall remain unchanged.

         4. Default/Remedies. The following subsections (v) and (w) shall be added to Section 10 of the Agreement as if originally set forth therein:

                  (v) Elcom Group Limited is in default to Deutsche Financial Services (UK) Limited pursuant to the terms of the Standard Conditions for the Sale and Purchase of Debts dated as of December 3, 1997, as amended, or pursuant to any other agreement entered into by and between Deutsche Financial Services (UK) Limited and Elcom Group Limited.

                  (w) Elcom International, Inc. ("Guarantor") shall fail to have pledged to DFS certificate(s) of deposit valued at not less than $15,000,000 (the "Collateral") pursuant to that certain Collateral Pledge Agreement and Limited Power of Attorney between DFS and Guarantor (the "Collateral Agreement"), or shall otherwise be in default under the Collateral Agreement.

         5. Conditions Precedent. Notwithstanding the foregoing, this Amendment shall not be effective unless and until satisfaction of the following terms and conditions, each as acceptable to DFS, in its sole discretion:
                           (a) execution and delivery of this Amendment by all parties hereto.

                           (b)   a   reaffirmation   of   Guarantor's   existing
                           guaranties of the obligations of Borrower to DFS.

                           (c)   execution   and  delivery  of  the   Collateral
                           Agreement  by   Guarantor,   in  form  and  substance
                           acceptable to DFS.

                           (d) execution and delivery of an Incumbency Certificate and Officer's Certificate by Guarantor certifying as to the adoption of certain resolutions of the Board of Directors attached thereto, in form and substance acceptable to DFS.

                           (e) delivery to DFS of the certificates constituting the Collateral, properly endorsed in favor of DFS.

                           (f) receipt of an agreement from Fleet Bank to waive its rights of offset in the Collateral, in form and substance acceptable to DFS.

                           (g) execution of an amendment to Standard Conditions for the Sale and Purchase of Debts between Elcom Group Limited and Deutsche Financial Services (UK) Limited, in form and substance acceptable to each party thereto.

                           (h) such other and further documents and agreements as DFS may determine in connection with any of the foregoing.

         6. No Other Modifications. Except as expressly modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the Agreement, as hereby amended, is ratified and confirmed by DFS and Borrower.

         7.  Capitalized   Terms.   Except  as  otherwise  defined  herein,  all
         capitalized terms will have the same meanings set forth in the Agreement.

         IN WITNESS WHEREOF, DFS, Elcom Services and elcom.com have executed this Amendment as of the 12th day of June, 2000.


                                       ELCOM SERVICES GROUP, INC.

ATTEST:

/s/ Paul Mueller                       By:  /s/ Peter Rendall
(Assistant) Secretary
                                       Print Name: Peter Rendall

                                       Title: Chief Financial Officer

                                       ELCOM.COM, INC.

ATTEST:

/s/ Paul Mueller                       By:  /s/ Peter Rendall
(Assistant) Secretary
                                       Print Name: Peter Rendall

                                       Title: Chief Financial Officer


                                       DEUTSCHE FINANCIAL SERVICES CORPORATION


                                       By: /s/ Greg Ledington

                                       Print Name: Greg Ledington

                                       Title: Vice President of Operations

                         Guarantor Consent and Agreement

The undersigned Guarantor hereby acknowledges and consents to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No. 6), and does hereby ratify and confirm each and every guaranty of Borrower (inclusive of elcom.com) in all respects.


ELCOM INTERNATIONAL, INC.



By:  /s/ Peter Rendall

Print Name:  Peter Rendall

Title:  Chief Financial Officer


Date: June 12, 2000

               AMENDMENT TO BUSINESS CREDIT AND SECURITY AGREEMENT
                                (Amendment No. 5)

This Amendment to Business Credit and Security Agreement ("Amendment") is made by and among Deutsche Financial Services Corporation ("DFS"), Elcom Services Group, Inc. ("Elcom Services"), and elcom.com, inc. ("elcom.com") (Elcom Services and elcom.com are referred to herein collectively as "Borrower").

         WHEREAS, DFS and Borrower are parties to that certain Business Credit and Security Agreement dated March 1, 1997, as amended ("Agreement"); and

         WHEREAS, DFS and Borrower desire to amend the Agreement as provided herein.

         NOW, THEREFORE, for and in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, DFS and Borrower agree as follows:

     1. Total Credit Facility. The first sentence of Section 3.1 is hereby deleted in its entirety and replaced with the following:

                                    "In consideration of Borrower's  payment and
                                    performance of its  Obligations  and subject
                                    to the terms  and  conditions  contained  in
                                    this Agreement,  DFS agrees to provide,  and
                                    Borrower  agrees  to  accept,  an  aggregate
                                    credit  facility (the "Credit  Facility") of
                                    up to Fifty  Million  Dollars  ($50,000,000)
                                    ("Total Credit Limit")."

         2.   Floorplan  Inventory Loan Facility.  The first sentence of Section
              3.2 is hereby deleted in its entirety and replaced with the following:

                                    "Subject to the terms of this Agreement, DFS
                                    may provide to Borrower floorplan  financing
                                    for  the   acquisition   of  Inventory  from
                                    vendors  approved by DFS in DFS'  reasonable
                                    credit   judgment   (each  advance  being  a
                                    "Floorplan   Inventory   Loan"),  up  to  an
                                    aggregate  unpaid  principal  amount  at any
                                    time  not  to  exceed  Twenty-Five   Million
                                    Dollars  ($25,000,000)  (collectively,   the
                                    "Floorplan Inventory Loan Facility")."

         3.    Total Working Capital Credit Limit.

               "3.1 Total Working  Capital  Credit Limit.  The first sentence of
               Section 3.3 is hereby deleted in its entirety and replaced with the following:

                                    "Subject to the terms of this Agreement, DFS
                                    agrees, for so long as no Default exists, to
                                    provide to Borrower,  and Borrower agrees to
                                    accept,   working  capital  financing  (each
                                    advance being a "Working

                                    Capital  Loan") on
                                    Eligible Accounts and Eligible  Inventory in
                                    the  maximum   aggregate   unpaid  principal
                                    amount  at any time  equal to the  lesser of
                                    (i) the Borrowing Base and (ii)  Twenty-Five
                                    Million   Dollars    ($25,000,000)   ("Total
                                    Working Capital Credit Limit")."

              3.2 Interest. Section 3.3 (c) of the Agreement is hereby deleted in its entirety and replaced with the following:

                                    "  (c)  Interest.  Borrower  agrees  to  pay
                                    interest  to  DFS,  on  the  Daily  contract
                                    Balance   owed  under   Borrower's   Working
                                    Capital Loans at a rate that is equal to the
                                    Prime   Rate   plus   one-quarter   of   one
                                    percentage  point  (0.25%) per annum  ("Base
                                    Working Capital Loan Interest Rate")."

         4. Overadvance Facility. Section 3.4 is hereby deleted in its entirety and replaced with the following:

         "This Section has been intentionally left blank."

         5. Term of Agreement. The first paragraph of Section 4.1 is hereby deleted in its entirety and replaced with the following:

                                    "4.1 Termination.  Commencing March 1, 2000,
                                    this  Agreement  may be terminated by either
                                    party  hereto upon not less than one hundred
                                    twenty  (120) days prior  written  notice to
                                    the  other  party  (except  that  it  may be
                                    terminated  by DFS in  the  exercise  of its
                                    rights   and   remedies   upon   default  by
                                    Borrower).  Upon  termination  by  Borrower,
                                    Borrower must (a) make payment to DFS of all Obligations and (b) make payment to DFS of the fee described in Section 4.3 below. No termination shall relieve Borrower from any Obligations to DFS arising out of Loans made prior to the date of termination."

         6. Conditions Precedent. Notwithstanding the foregoing, this Amendment shall not be effective unless and until satisfaction of the following terms and conditions, each as acceptable to DFS, in its sole discretion:

                                            (a)  execution  and delivery of this
                                            Amendment by all parties hereto.

                                            (b)   a   reaffirmation   of   Elcom
                                            International,     Inc.     existing
                                            guaranties  of  the  obligations  of
                                            Borrower to DFS.

                                            (c) execution of an amendment to the
                                            Participation     Agreement    dated
                                            February  14,   1997,   as  amended,
                                            between  DFS  and  BankBoston,  N.A.
                                            ("BankBoston"),    in    form    and
                                            substance  acceptable  to each party
                                            thereto.

                                            (d)   the    written    consent   of
                                            BankBoston to this amendment.

                                            (e)   satisfaction  of  all  of  the
                                            conditions precedent in that certain
                                            waiver  letter  delivered  by DFS to
                                            Borrower.

                                            (f) such other and further documents
                                            and  agreements as DFS may determine
                                            in   connection   with  any  of  the
                                            foregoing.


         7. No Other Modifications. Except as expressly modified or amended herein, all other terms and provisions of the Agreement shall remain unmodified and in full force and effect and the agreement, as hereby amended, is ratified and confirmed by DFS and Borrower.

         8.   Capitalized  Terms.   Except  as  otherwise  defined  herein,  all
              capitalized terms will have the same meanings set forth in the Agreement.




         IN WITNESS WHEREOF, DFS, Elcom Services, and elcom.com have executed this Amendment as of the 10 day February, 2000.

                                     ELCOM SERVICES GROUP, INC.

ATTEST:

/s/ L.F. Mulhern                     By:      /s/ Peter A. Rendall
(Assistant) Secretary
                                     Print Name:       Peter A. Rendall

                                     Title:   Chief Financial Officer



                                     ELCOM.COM, INC.

ATTEST:

/s/ L.F. Mulhern                     By:      /s/ Peter A. Rendall
(Assistant) Secretary
                                     Print Name:       Peter A. Rendall

                                     Title:   Chief Financial Officer


                                     DEUTSCHE FINANCIAL SERVICES CORPOPRATION


                                     By:      /s/ Arthur Hartford

                                     Print Name:       Arthur Hartford

                                     Title:     Vice President, General Manager

                        Participant Consent and Agreement

The undersigned ("Participant") is a party to that certain First Amended and Restated Participation Agreement with DFS dated as of February 14, 1997, as amended (the "Participation Agreement"), concerning its participation in credit facilities extended to Elcom Services Group, Inc. and elcom.com, inc. by DFS. The undersigned hereby acknowledges and agrees to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No. 5), and does hereby ratify and confirm its Participation Agreement in all respects.


FLEET NATIONAL BANK

By:      /s/ Thomas F. McNamara

Name:      Thomas F. McNamara

Title:   Senior Vice President

Date:    March 17, 2000

                         Guarantor Consent and Agreement

The undersigned Guarantor hereby acknowledges and consents to the terms of the foregoing Amendment to Business Credit and Security Agreement (Amendment No. 5), and does hereby ratify and confirm each and every guaranty of Borrower (inclusive of elcom.com) in all respects.


ELCOM INTERNATIONAL, INC.


By:  /s/ Peter A. Rendall

Print Name:       Peter A. Rendall

Title:   Chief Financial Officer

Date:    February 10, 2000